UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Name of Registrant as Specified In Its Charter)

ANDREW N. BERNSTEIN, ESQ.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC VEGAS GLOBAL STRATEGIES, INC.

16/F, Winsome House

73 Wyndham Street,

Central, Hong Kong

Telephone: (011) (852) 3154-9370

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held Friday, September    , 2005

To Our Shareholders:

PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Pacific Vegas Global Strategies, Inc. will be held at 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111, on Friday, September    , 2005, at 11:00 a.m., local time, for the following purposes:

1.             To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000 (the “Authorization of Securities Proposal”); and

2.             To ratify and approve the Stock Purchase Agreement dated July 8, 2005 covering our sale of all of the outstanding capital stock of Cyber Technology Group Holdings Ltd. (“CTGH”) to the Buyer (the “Sale of CTGH Proposal”).

The board of directors has fixed the close of business on August    , 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment.  A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Raymond Chou
President and Secretary

Dated: August , 2005

IMPORTANT

Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage.  If you grant a proxy, you may revoke it at any time prior to the meeting.  Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

16/F, Winsome House

73 Wyndham Street,

Central, Hong Kong

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held Friday, September    , 2005

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors of Pacific Vegas Global Strategies, Inc. for use at our special meeting of shareholders to be held at 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111, on Friday, September    , 2005, and at any adjournment.  In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services.  We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange.  We will bear the cost of this solicitation of proxies, which is expected to be nominal.  Proxy solicitation will commence with the mailing of this proxy statement on or about August    , 2005.

Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person.  If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting.  A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting.  A proxy, when executed and not revoked, will be voted in accordance with its instructions.  If there are no specific instructions, proxies will be voted “FOR” the proposal to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 and “FOR” the proposal to ratify and approve the Stock Purchase Agreement dated July 8, 2005 covering our sale of all of the outstanding capital stock of Cyber Technology Group Holdings Ltd.

PURPOSE OF MEETING

As stated in the notice of special meeting of shareholders accompanying this proxy statement, the only business to be conducted and the only matters to be considered and acted upon at the meeting are as follows:

1.             To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000 (the “Authorization of Securities Proposal”); and

2.             To ratify and approve the Stock Purchase Agreement dated July 8, 2005 covering our sale of all of the outstanding capital stock of Cyber Technology Group Holdings Ltd. (“CTGH”) to the Buyer (the “Sale of CTGH Proposal”).

VOTING AT MEETING

Our voting securities consist solely of common stock, no par value per share.

The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on August    , 2005, at which time we had outstanding and entitled to vote at the meeting 99,963,615 shares of common stock.  Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date.  Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

Approval of each of the Authorization of Securities Proposal and the Sale of CTGH Proposal will require the affirmative vote of the holders of a majority of all of our shares of common stock outstanding and entitled to vote at the meeting.

Raymond Chou, our president, chief executive officer, secretary, principal shareholder and sole director, has advised us that he intends to vote all of his 42,720,000 shares held by him as of the record date, representing 42.74% of all outstanding shares, in favor of each of the Authorization of Securities Proposal and the Sale of CTGH Proposal.

STOCK OWNERSHIP

The following table sets forth certain information as of December 31, 2004 regarding the beneficial ownership of our shares of common stock by:

(i)                                     each of our executive officers;

(ii)                                  each of our directors;

(iii)                               each person who is known by us to own beneficially more than 5% of our outstanding common stock; and

(iv)                              all of our directors and executive officers as a group.

This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended.  As of December 31, 2004, we had 99,963,615 shares of our common stock issued and outstanding.  As far as is known to our management, no person owns beneficially more than five percent of our outstanding shares of common stock as of December 31, 2004 except as set forth below.

	Amount and Nature	Percentage of Class
Name of Beneficial Owner	of Beneficial Owner	Beneficially Owned

Raymond Chou (1)	42,720,000	42.736%
Kwan Sin Yee (2)	5,700,000	5.702%
Richard Wang (1)	0	0%
All executive officers and directors as a group	42,720,000	42.736%

(1)                                  The business address is 16/F, Winsome House, 73 Wyndham Street, Central, Hong Kong.

(2)                                  The business address is 7/F, Flat B, 110 Soy Street, Kowloon, Hong Kong.

THE AUTHORIZATION OF SECURITIES PROPOSAL

Effective as of July 8, 2005, our board of directors approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000.  The board of directors has directed that the proposed amendment be submitted to a vote of our shareholders at this special meeting.

THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE AUTHORIZATION OF SECURITIES PROPOSAL.

Our board has determined that an increase in the number of our authorized shares of common stock is in the best interests of the Company and our shareholders.  We intend to use authorized and unissued shares of common stock for various corporate purposes, including, but not limited to, possible future financing and acquisition transactions, possible recapitalization through a stock split or stock dividend, issuances of stock options or awards, and other corporate purposes.  Authorized and unissued shares of common stock may be issued by the board without further shareholder action unless the issuance is in connection with a transaction for which shareholder approval is otherwise required under our Articles of Incorporation, applicable law, regulation or agreement.

We currently have no commitments, agreements, plans or undertakings to issue any amount of additional shares of common stock.  Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.  The issuance of additional shares of common stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power.  In addition, issuance of shares of common stock could be used to make a change in control of the Company more difficult or costly by diluting stock ownership of persons seeking to obtain control of the Company or by permitting the board of directors to issue shares to purchasers favorable to the board of directors in opposing an effort to obtain control of the company.

The adoption of the proposed amendment to our Articles of Incorporation could have the effect of discouraging attempts to acquire control of the Company.  Our board of directors has no knowledge of any present effort to accumulate our securities or to obtain control of us.  Our board has no plans at the present time to submit to shareholders for approval, or take any other action with respect to, any proposals, other than the proposed amendment to our Articles of Incorporation, that might be deemed to have an anti-takeover effect.  In the judgment of our board of directors, there are now no provisions in our Articles of Incorporation or bylaws that could be viewed as having, to a significant extent, such an effect other than provisions in our Articles of Incorporation providing that vacancies in the board of directors may be filled by a majority of the remaining directors.

Article V, Sentence One, is proposed to be deleted and the following language is to be substituted:

“The aggregate number of shares which the Corporation shall have the authority to issue is Five Hundred Million (500,000,000) shares of common stock with no par value.”

THE SALE OF CTGH PROPOSAL

The Transaction

On July 8, 2005, we entered into a Stock Purchase Agreement with a buyer pursuant to which we agreed to sell and the buyer agreed to buy our 50,000,000 shares of Cyber Technology Group Holdings Ltd. (“CTGH”), representing all of the issued and outstanding capital stock of CTGH, for US$125,000.00.  The buyer has advised us that he does not have any material relationship to us or any of our affiliates or subsidiaries.

The following information summarizes the background and terms of the transaction and is qualified in its entirety by the Stock Purchase Agreement and the exhibit thereto, a copy of which are attached hereto as Appendix A and incorporated by reference herein.  Shareholders are encouraged to review the attached agreement and its exhibit.

CTGH is an investment holding company incorporated in the British Virgin Islands in June 2000 and owns 100% of the capital stock of Pacific Vegas Development Ltd. (“PVD”).  PVD is an information technology company incorporated in Samoa in April 2000 and owns 100% of the capital stock of Pacific Vegas International Ltd. (“PVI”).  PVI is a company incorporated and located in the Commonwealth of Dominica since April 2000 and was established to conduct an offshore business of international sportsbook under the International Gaming License granted by the Government of the Commonwealth of Dominica.

From January 8, 2003 until December 6, 2004, our principal business had been, through our subsidiaries, conducting an international sportsbook business from the Commonwealth of Dominica by way of telecommunications and/or the Internet.  During that period of time, we incurred significant financial losses in our business operations.  On December 6, 2004, our board of directors reviewed our business operations and financial conditions and, in light of numerous factors, resolved to cease our entire operations of sportsbook business as an immediate remedial action to prevent further continuing losses.  Accordingly, we have no active current business operations conducted by ourselves or any of our subsidiary companies.  We now desire to terminate and dispose of our interest in the business activities of CTGH.

As of December 31, 2004, we had a negative working capital of US$849,858 and a negative stockholders’ equity of US$834,097.  As of June 30, 2005, CTGH had a negative working capital of US$322,457 and a negative stockholders’ equity of US$322,457.  For more information on CTGH’s financial condition, please refer to Exhibit A of Appendix A.

At the end of the third quarter of 2004, our management determined that our property, plant and equipment had been impaired as a result of the significant decline in our sportsbook business.  As a result, we recorded a non-cash provision for impairment loss of US$643,864 related to property, plant and equipment.

For the fiscal year ended December 31, 2004, we also recorded a provision for irrecoverable deposits of US$0.11 million in light of the following particulars.  For our international gaming license, which is subject to annual renewal, a deposit of US$100,000 in the name of PVI was made to the Government of Dominica, as required by the gaming license regulations of Dominica, and such deposit was carried over every year upon the license renewal.  Our gaming license expired as of January 27, 2005, and we have not yet decided whether or not to proceed with the annual renewal.  We have received a written notice from the Government of Dominica for the annual gaming license fees for the year 2005, indicating that the gaming license regulatory authority of Dominica has acknowledged our qualification for renewal of the gaming license.  We determined that such deposit may not be refunded in case we abandon our privilege to renew the gaming license.  Thus, full provision for this unrecoverable deposit was made as of December 31, 2004.

Further, we have also decided to terminate all utility services for PVI in Dominica as of March 31, 2005.  As a result of our termination of the service contracts before expiration, our deposits of US$8,442 made to the service suppliers may not be refundable.

Recommendation of Our Board of Directors

Our board of directors has approved the Stock Purchase Agreement and recommends that you vote FOR the Sale of CTGH Proposal.

Effective as of July 8, 2005, our board of directors determined that the sale of CTGH is fair to, and in the best interests of, our stockholders, and recommended that our stockholders approve and adopt the Sale of CTGH Proposal at this special meeting.

In reaching its conclusion that the sale of CTGH is fair to, and in the best interests of, our stockholders, our board of directors evaluated numerous factors in connection with our decision to cease our entire operations of sportsbook business on December 6, 2004, all of which together were deemed to be a positive reason to sell CTGH:

(i)                                     Our operations of sportsbook business had incurred net wager losses for both the third quarter of 2004 and the first nine months of 2004;

(ii)                                  Our cash flows are insufficient to support our current operations of sportsbook business and our cash on hand is minimal to pay our expenses;

(iii)                               Our principal shareholder has advised us that he will not continue to loan funds to us to maintain our operations of sportsbook business;

(iv)                              Our current operations of sportsbook business have become highly vulnerable due to loss of business from most small clients, thus increasing the likelihood of incurring continuing losses from operations in the future;

(v)                                 Our efforts to try to recover our business from small clients would require a material amount of capital expenses for systems upgrade and a material amount of marketing expenses for market campaign, and there can be no assurance that our business from small clients would be recovered by such capital expenses and marketing expenses;

(vi)                              Our ability to raise capital in the equity securities market on terms favorable to us or affordable by us is nearly nil at this time;

(vii)                           As of June 30, 2005, CTGH had a negative working capital of US$322,457 and a negative stockholders’ equity of US$322,457; and

(viii)                        Pursuant to the terms of the Stock Purchase Agreement, at the Closing, the buyer will pay us US$125,000 in cash and cancel and release us from our liability to CTGH as set forth on Exhibit A to the Stock Purchase Agreement as “Due From Holding Company” in the amount of US$549,288.

After review and consideration of the factors mentioned above, our board of directors considered whether a fairness opinion from an investment banking firm or other consultant was necessary, and determined that the expense of engaging such a firm or consultant was not necessary.  In the absence of an opinion by an independent entity as to the fairness of the transaction, our board considered that our minority stockholders will have no basis upon which to decide their vote other than management’s recommendation and this proxy statement.  However, our board did not believe such limitation justified the expense of such an opinion, given the availability of dissenters rights of appraisal, and did not believe that the absence of a fairness opinion adversely affected its internal determination of fairness.  Therefore, our board determined to proceed without an opinion.  Based upon all the foregoing factors discussed, our board of directors determined that the sale of CTGH was fair to, and in the best interests of, our stockholders and recommended that the Stock Purchase Agreement and the Sale of CTGH Proposal be approved and adopted by our stockholders.

Appraisal Rights of Dissenting Stockholders

Colorado law provides statutory appraisal and other rights to stockholders who may wish not to vote for approval of the Sale of CTGH Proposal.  The following is a discussion of the material provisions of the law pertaining to appraisal rights under the Colorado Business Corporation Act.

The following summary of dissenters’ rights under Colorado law is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act (“Article 113”), the complete text of which is attached hereto as Appendix B.  The failure of a dissenting shareholder to follow the statutory procedures set forth in the sections summarized below may result in the termination or waiver of such holder’s right as a dissenter.

If the Sale of CTGH Proposal (the “Sale”) is approved by the required vote of our shareholders and is not abandoned or terminated, any dissenting holder of our common stock may, by complying with the provisions of Article 113, require us to purchase for cash at their fair value the shares owned by the dissenting shareholder which were not voted in favor of the Sale.

In order for a dissenting shareholder to perfect his dissenters’ rights, such shareholder must satisfy each of the following conditions:

(a)           Any shareholder who wishes to dissent and obtain payment for his shares of common stock shall file, prior to the vote, with us at 16/F, Winsome House, 73 Wyndham Street, Central, Hong Kong, Attention: Secretary, or file with our Secretary at the meeting, a written notice of intention to demand that he be paid fair compensation for his shares if the proposed action is effectuated and shall refrain from voting his shares in approval of such action.  A failure to indicate a choice on the proxy card will constitute a waiver of appraisal rights since such shares will then be voted in favor of the proposal.  However, an abstention will not nullify appraisal rights.  A shareholder who fails in either respect shall not acquire a right to payment for his shares under Article 113.

(b)           A dissenting shareholder must demand payment and deposit his certificates in compliance with a notice from us containing information as to where and when a demand for payment shall be sent and certificates shall be deposited in order to obtain payment.  This notice also supplies a form for demanding payment which includes a request for certification of the date on which the shareholder or the person on whose behalf the shareholder dissents acquired beneficial ownership of the shares.

A shareholder who fails to demand payment or fails to deposit certificates as required above shall have no right to receive payment for his shares.

We will immediately upon effectuation of the proposed Sale or upon receipt of demand for payment, if the Sale has already been effectuated, remit to a dissenter who has made demand and who has deposited his certificates the amount which we estimate to be the fair value of the shares, with interest, if any has accrued.  Such notice from us will be accompanied by a copy of our most recent balance sheet and latest available interim financial statements, a statement of our estimate of fair value of the shares and a notice of the dissenter’s rights to demand supplemental payment.

If we fail to remit payment or if the dissenter believes that the amount remitted is less than the fair value of his shares or that the interest is not correctly determined, he may, within 30 days after the date of mailing of our remittance, mail to us his own estimate of the value of the shares or of the interest and demand payment of the deficiency.  If he fails to do so, he shall be entitled to no more than the amount remitted.

Within sixty days after receiving such a demand for payment, and if any such demand for payment remains unsettled, we shall file in the district court of Denver County, Colorado a petition requesting that the fair value of the shares and interest thereon be determined by the court.  If we fail to institute such proceeding, any dissenting shareholder may do so in our name.  All dissenting shareholders, wherever residing, shall be made parties to the proceeding, and a copy of the petition will be served on each dissenting shareholder.  All shareholders who are parties to the proceeding shall be entitled to judgment against us for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest.  The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  The appraisers shall have such power and authority as shall be specified in order of their appointment or an amendment thereof.  The dissenting shareholders are entitled to discovery in the same manner as parties in other civil suits.

Any shareholder contemplating the exercise of dissenters’ rights is urged to review carefully the provisions of Article 113.  Failure of a shareholder to follow precisely all of the steps required by Article 113 for perfecting dissenters’ rights will result in loss of those rights.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION

AT NEXT ANNUAL MEETING OF SHAREHOLDERS

Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 30, 2005.  You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

The above notice and proxy statement are sent by order of our board of directors.

Raymond Chou
President and Secretary

August , 2005

ATTACHMENTS

APPENDIX A	-	Stock Purchase Agreement dated July 8, 2005 by and between Pacific Vegas Global Strategies, Inc. and Jiang Zuo, and Exhibit A thereto

APPENDIX B	-	Article 113 of the Colorado Business Corporation Act

Appendix A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into this 8th day of July, 2005, by and between PACIFIC VEGAS GLOBAL STRATEGIES, INC., a Colorado corporation (the “Seller”), and JIANG ZUO (the “Buyer”).

RECITALS

WHEREAS, the Seller is the sole owner of FIFTY MILLION (50,000,000) shares (the “Shares”) of the issued and outstanding common stock of Cyber Technology Group Holdings Ltd. (“CTGH”), representing 100% of the issued and outstanding capital stock of CTGH;

WHEREAS, CTGH is an investment holding company incorporated in the British Virgin Islands in June 2000 and owns 100% of the capital stock of Pacific Vegas Development Ltd. (“PVD”);

WHEREAS, PVD is an information technology company incorporated in Samoa in April 2000 and owns 100% of the capital stock of Pacific Vegas International Ltd. (“PVI”);

WHEREAS, PVI is a company incorporated and located in the Commonwealth of Dominica since April 2000 and was established to conduct an offshore business of international sportsbook under the International Gaming License granted by the Government of the Commonwealth of Dominica;

WHEREAS, the Seller acquired CTGH on January 8, 2003, and since then until December 6, 2004, the Seller had operated, through CTGH and its subsidiaries, an international sportsbook business from the Commonwealth of Dominica by way of telecommunications and the Internet, and incurred significant financial losses in such business operations;

WHEREAS, on December 6, 2004, the Seller’s Board of Directors reviewed its business operations and financial conditions and resolved to cease its entire operations of sportsbook business as an immediate remedial action to prevent further financial losses, and since then the Seller has been in a non-operating status with no active business operations conducted by itself or any of its subsidiary companies;

WHEREAS, the Seller now desires to terminate and dispose its interest in the business of CTGH through disposition of the Shares; and

WHEREAS, the Buyer desires to purchase or acquire the Shares pursuant to and in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing recitals and the respective covenants and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                    SALE OF SHARES. The Seller hereby agrees to sell or transfer, and the Buyer hereby agrees to purchase or acquire, the Shares on the date of the Closing, for the consideration and on the terms and conditions specified herein.

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2.                    CONSIDERATION.  As consideration for the acquisition of the Shares:

2.1              The purchase price to be paid by the Buyer for the Shares at the Closing shall be the amount of ONE-HUNDRED-TWENTY-FIVE-THOUSAND U.S. DOLLARS (US$125,000) in cash or cleared funds.

2.2              The Buyer hereby agrees to assume and pay, and to hold the Seller harmless from, all liabilities shown on the consolidated balance sheet of CTGH attached hereto as Exhibit A and incorporated herein by this reference. Further, the Buyer agrees to indemnify and hold the Seller harmless from and against any and all bank loans, mortgages, borrowings, liabilities, obligations, damages, losses, deficiencies, costs, penalties, interests and expenses existing in or arising out of the operations of CTGH on or before the date of this Agreement.

2.3              The Buyer hereby agrees to cancel and release the Seller upon the Closing from its liability to CTGH as set forth on Exhibit A as “Due from Holding Company” in the amount of US$549,288, or such other amount not exceeding US$549,288 as may be included on Exhibit A as amended at the Closing.

3.                    REPRESENTATION AND WARRANTY OF THE SELLER.   The Seller hereby represents and warrants to the Buyer that:

(1)      At the Closing, the Buyer shall receive good and marketable title to the Shares to be purchased by the Buyer pursuant to this Agreement, free and clear of any and all pledges, liens, claims, restrictions and encumbrances of any nature or kind;

(2)      The Seller has the full corporate power, authority and capacity, subject to the approval of the shareholders of the Seller, to transfer and deliver the Shares;

(3)      The Board of Directors of the Seller has duly approved and authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(4)      There is no claim, action, suit or proceeding pending or, to the actual knowledge of the Seller, threatened against or adversely affecting CTGH and/or its business or assets;

(5)      CTGH and its subsidiary companies have duly filed with the appropriate tax authorities all tax returns required to be filed by CTGH itself and/or its subsidiary companies; and

(6)      The Seller has previously made available to the Buyer a true, correct and complete list and copy of all material contracts and other material instruments to which, to the best knowledge of the Seller, CTGH or any of its subsidiary companies is a party.

4.                    REPRESENTATIONS AND WARRANTIES OF THE BUYER.   The Buyer hereby makes the following representations and warranties, each of which is being relied upon by the Seller:

(1)     There is no litigation, proceeding or investigation pending or threatened against the Buyer which may question or disapprove the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement; and

(2)     The Buyer is relying upon his own investigation and knowledge of the business and operations of CTGH in electing to purchase the Shares, having had such access to the books and records and other information relating to the business and operations of CTGH that he is

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able to make a fully informed decision regarding the merits and risks of purchase of the Shares, and is not relying upon information or representations provided by the Seller for such purpose.

5.                    ASSETS AND LIABILITIES OF CTGH. The Seller and the Buyer hereby agree that, to the best of their knowledge, the assets and liabilities shown on Exhibit A to this Agreement represent all of the outstanding assets and liabilities of CTGH as of the date of this Agreement, and further agree that Exhibit A may be updated at the Closing with then-current financial information.

6.                    INDEMNIFICATION. The Buyer acknowledges that all liabilities listed on Exhibit A hereto, as may be amended at the Closing, are the obligation of CTGH but not the obligation of the Seller. By execution of this Agreement, the Buyer agrees to indemnify and hold the Seller and its officers, directors, agents and employees harmless from any and all liability, loss, expense, cost or damage of any kind or nature whatsoever that the Seller and/or its officers, directors, agents and employees may at any time incur with respect to any of such liabilities.

7.                    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Both parties acknowledge that all representations, warranties and agreements contained in this Agreement or any certificate or other instrument delivered by the Seller or the Buyer pursuant to this Agreement shall be deemed to be made as of the Closing, as well as of the date hereof, and shall survive the Closing.

8.                    RISK OF LOSS. The risk of loss or damage to the assets of CTGH prior to the Closing shall be upon CTGH and the Seller. The risk of loss or damage to the assets of CTGH from the time of the Closing and thereafter shall be upon CTGH and the Buyer.

9.                    NOTICES. All notices, letters, certificates, financial statements, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given if delivered in person or deposited in the United States mail (registered or certified, return receipt requested), by facsimile transmission (subject to confirmation of successful transmission), or otherwise actually delivered.

(1)  For delivery to the Seller:

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

16/F, Winsome House

73 Wyndham Street, Central

Hong Kong

with a copy to its designated attorney (such a copy shall not constitute notice):

ANDREW N. BERNSTEIN, ESQ.

Andrew N. Bernstein, P.C.

5445 DTC Parkway, Suite 520

Greenwood Village, Colorado 80111, USA

(2)     For delivery to the Buyer:

JIANG ZUO

10F, One Lafayette Square

132 Leviste Street, Makati City 1227

Manila, Philippines

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10.              BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, successors and assigns.

11.              ENTIRETY. This Agreement shall constitute the entire agreement of the parties hereto and supersede any and all prior agreements, arrangements, covenants, and/or understandings between the parties relating to the subject matter hereof. There are no oral understandings, statements, commitments, promises and/or inducements between the two parties contrary to the terms of this Agreement. The representations, warranties, covenants and agreements between the two parties shall be as set forth herein, and neither party shall be bound by any prior, contemporaneous or subsequent statement, condition, representation or understanding unless the same is set forth in a written amendment attached hereto and signed by the parties hereto.

12.              GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

13.              SECURITIES DISCLOSURE. The Buyer acknowledges and understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended, and may not be sold without compliance with that Act, and that there is no present market for the Shares. The Buyer has been given access to all information concerning the business and operations of CTGH and its subsidiary companies and has been given the opportunity to inquire and receive information from the Seller to his satisfaction. The Buyer understands the substantial risks involved in purchasing the Shares and has made an informed decision based upon his own analysis and judgment to purchase the Shares.

14.              CLOSING. The term “Closing” as used herein shall mean and refer to the date and time that the sale, purchase, transfers, assignments, and deliveries required to consummate the transactions contemplated by this Agreement occur. The Closing shall take place at the offices of Andrew N. Bernstein, P.C. as soon as practicable after the Seller has received the approval of its shareholders as required by Colorado law.

14.1             At the Closing, the Seller will deliver to the Buyer:

(1)               The stock certificates representing the Shares duly endorsed in favor of the Buyer or accompanied by an appropriate stock power;

(2)               The stock certificates representing 100% of the capital stock of each of PVD and PVI;

(3)               The treasury bond certificates in the amount of US$100,000 issued by the Government of the Commonwealth of Dominica to PVI for its deposit for the International Gaming License; and

(4)               All corporate files and documents of CTGH, PVD and PVI, including, but not limited to, certificates of incorporation and related documents, accounting books and related papers and instruments, contracts, agreements and such other documents with any third parties, licenses and related instruments, and all other material documents and instruments in connection with the subject companies.

14.2             At the Closing, the Buyer shall deliver to the Seller:

(1)               A duly authorized check or wire transfer payment in favor of the Seller or its designated attorney in the amount of ONE-HUNDRED-TWENTY-FIVE-THOUSAND U.S. DOLLARS (US$125,000); and

4

(2)               A duly executed statement for release, cancellation and waiver of the liability of the Seller to CTGH covering the amount of US$549,288 as set forth on Exhibit A as “Due from Holding Company”, or such other amount not exceeding US$549,288 as may be included on Exhibit A as amended at the Closing.

15.              EXHIBIT A.   The Exhibit A attached hereto is an integral part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

For and on behalf of the SELLER
PACIFIC VEGAS GLOBAL STRATEGIES, INC.

Raymond Chou
President and CEO

For and on behalf of the BUYER
JIANG ZUO

Jiang Zuo

5

EXHIBIT A

CYBER TECHNOLOGY GROUP HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

As at June 30, 2005 and December 31, 2004

(Unaudited)

	Note	June 30, 2005	December 31, 2004
		USD$	USD$
Assets
Current Assets
Cash and Cash Equivalents		10,486	40,506
Due from Holding Company	5	549,588	530,081
Deposits	3	—	15,761
Total Current Assets		559,774	586,348
Property, Plant and Equipment, net	4	—	—
Total Assets		559,774	586,348

Liabilities and Stockholders’ Equity
Current Liabilities
Accrued Expenses		20,993	141,606
Other Payables		3,367
Due to a Director	6	857,871	674,744
Total Current Liabilities		882,231	816,350

Stockholders’ Equity
Common Stock
Authorized: 200,000,000 shares of common stock with US$0.05 par value, as at June 30, 2005 and December 31, 2004
Issued and outstanding: 50,000,000 shares of common stock with US$0.05 par value, as at June 30, 2005 and December 31, 2004		2,500,000	2,500,000
Accumulated Losses		(2,822,457)	(2,730,002)
Total Stockholders’ Equity		(322,457)	(230,002)
Total Liabilities and Stockholders’ Equity		559,774	586,348

The accompanying notes are an integral part of the consolidated balance sheets.

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NOTES TO CONSOLIDATED BALANCE SHEETS

1.                   ORGANIZATION AND PRINCIPAL ACTIVITIES

Cyber Technology Group Holdings Ltd. (“CTGH”) is an investment holding company incorporated in the British Virgin Islands in June 2000. As the holding company of the Group, CTGH owns 100% of the capital shares of Pacific Vegas Development Ltd. (“PVD”), which in turn owns 100% capital shares of Pacific Vegas International Ltd. (“PVI”).

PVD is an IT company, incorporated in Samoa in April 2000, engaged in the business of system solutions development and technical supporting services for e-business, especially e-gaming related business. PVD is the sole shareholder of PVI.

PVI is a company incorporated and located in the Commonwealth of Dominica since April 2000, established to conduct an offshore business of international sportsbook under the International Gaming License granted by the Government of the Commonwealth of Dominica.

In January 2003, CTGH was acquired by Pacific Vegas Global Strategies, Inc. (“PVGS”), a Colorado corporation, and CTGH has since then become a wholly owned subsidiary of PVGS.

The principal business activities of CTGH had been, through its subsidiaries, conducting an international sportsbook business from the Commonwealth of Dominica by way of telecommunications and the Internet, until December 6, 2004 when the Board of Directors of PVGS resolved to cease the operations of such business due to significant financial losses.

CTGH has been in an inactive or non-operating status since December 6, 2004, with no active business operations conducted by itself or any of its subsidiary companies.

2.                   PRINCIPALS OF CONSOLIDATION

The accompanying unaudited consolidated balance sheets as at June 30, 2005 and December 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America to present fairly the financial position of the Group as at the dates presented.

The accompanying unaudited consolidated balance sheets as at June 30, 2005 and December 31, 2004 comprise the accounts of CTGH and its wholly owned subsidiaries, namely PVD and PVI. All material intercompany balances and transactions have been eliminated on consolidation.

3.                   DEPOSIT FOR GAMING LICENSE

The Group has a deposit of US$100,000 at the Government of the Commonwealth of Dominica for the International Gaming License granted to PVI. Management considered that the deposit may not be recoverable and determined it be written off from the books. Accordingly, full provision for this unrecoverable deposit has been made as of December 31, 2004.

4.                    PROPERTY, PLANT AND EQUIPMENT, NET

The Group has property, plant and equipment at cost and accumulated depreciation of US$1,145,874 respectively as at June 30, 2005 and December 31, 2004. At the end of the third quarter 2004, management determined that property, plant and equipment had been impaired as a result of the significant decline in the sportsbook business. Accordingly, a non-cash provision for

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impairment loss of US$643,864 related to property, plant and equipment was made in accordance with the provision of SFAS 144.

Summary of property, plant and equipment is as follows:

	June 30, 2005 (Unaudited)	December 31,2004 (Unaudited)	September 30, 2004 (Unaudited)
	US$	US$	US$

Net work system	536,128	536,128	833,392
Telecommunication system	36,860	36,860	56,708
Office equipment	25,864	25,864	49,785
Leasehold improvement	6,056	6,056	13,652
Furniture and fixtures	845	845	1,301
Website development	540,121	540,121	834,900
	1,145,874	1,145,874	1,789,738
Accumulated depreciation	(1,145,874)	(1,145,874)	(1,145,874)
Provision for impairment loss			(643,864)
	—	—	—

The impairment loss establishes a new cost basis for property, plant and equipment. Accordingly the amount of each item of property, plant and equipment has been netted against the original cost.

The Group remained its possession of all items of the impaired property, plant and equipment with zero net carrying value on the book.

5.                    DUE FROM HOLDING COMPANY

The balance of due from holding company represents the amount due from PVGS, the holding company, for the payments made by CTGH for the expenses incurred by PVGS. The amount due is unsecured, interest free and has no fixed term of repayment.

6.                    DUE TO A DIRECTOR

The balance of due to a director represents the amount due to a director of CTGH for his loans to CTGH. The amount due is unsecured, interest free and has no fixed term of repayment.

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Appendix B

ARTICLE 113
DISSENTERS’ RIGHTS

PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions.

7-113-102. Right to dissent.

7-113-103. Dissent by nominees and beneficial owners.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

7-113-201. Notice of dissenters’ rights.

7-113-202. Notice of intent to demand payment.

7-113-203. Dissenters’ notice.

7-113-204. Procedure to demand payment.

7-113-205. Uncertificated shares.

7-113-206. Payment.

7-113-207. Failure to take action.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

7-113-302. Court costs and counsel fees.

PART 1
RIGHT OF DISSENT -
PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

PART 2
PROCEDURE FOR EXERCISE
OF DISSENTERS’ RIGHTS

7-113-201. Notice of dissenters’ rights.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

PART 3
JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

TO BE HELD SEPTEMBER    , 2005

The undersigned hereby appoints Raymond Chou as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Pacific Vegas Global Strategies, Inc. held of record by the undersigned as of the close of business on August    , 2005, at the Special Meeting of Shareholders to be held on Friday, September    , 2005, or any adjournment or postponement.

1.                                       To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 (the “Authorization of Securities Proposal”).

_____ FOR           _____ AGAINST _____ ABSTAIN

2.                                       To ratify and approve the Stock Purchase Agreement dated July 8, 2005 covering the sale of all of the outstanding capital stock of Cyber Technology Group Holdings Ltd.  (“CTGH”) to the Buyer (the “Sale of CTGH Proposal”).

_____ FOR           _____ AGAINST _____ ABSTAIN

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder.  WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED IN FAVOR OF ITEMS (1) AND (2) ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:_______________, 2005

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND

RETURN THE PROXY CARD PROMPTLY

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